UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2011

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-144337	75-2749762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas	75001 (Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

    Attached hereto is a presentation made by a senior officer of United Surgical Partners International, Inc. (the “Company”) on December 1, 2011 at the Bank of America Merrill Lynch 2011 Credit Conference in Orlando, Florida. A copy of the presentation is attached hereto as Exhibit 99.1. These materials are also available on the Company’s website at www.uspi.com.

    In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation by the Company made on December 1, 2011 at the Bank of America Merrill Lynch 2011 Credit Conference in Orlando, Florida

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ Mark A. Kopser
Mark A. Kopser
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer and duly authorized
to sign this report on behalf of the Registrant)

Date: December 1, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation by the Company made on December 1, 2011 at the Bank of America Merrill Lynch 2011 Credit Conference in Orlando, Florida